UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Ivy Funds
Voyageur Mutual Funds III
Delaware Group Equity Funds IV
Delaware Group Global & International Funds
Delaware Group Income Funds
Voyageur Intermediate Tax Free Funds
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1) Title of each class of securities to which transaction applies:

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What are Shareholders being asked to vote on?
1.
The Boards of Trustees (together the “Board”) of each Acquired Trust, on behalf of each of Delaware Ivy Accumulative Fund, Delaware Select Growth Fund, Delaware Mid Cap Growth Equity Fund, Delaware Small Cap Growth Fund, Delaware Ivy Core Bond Fund, Delaware High-Yield Opportunities Fund, Delaware Ivy Value Fund, Delaware Global Equity Fund, Delaware Global Equity Fund II, Delaware International Equity Fund, Delaware International Equity Fund II, Delaware Ivy Government Securities Fund, and Delaware Tax-Free Minnesota Intermediate Fund (each, an “Acquired Fund” and together, the “Acquired Funds”) have approved an Agreement and Plan of Reorganization (the “Plan”), subject to shareholder approval, pursuant to which each Acquired Fund is proposed to be reorganized with and into a corresponding fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”) (each, a “Reorganization” and together, the “Reorganizations”);

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Each Acquired Fund is a series of the Acquired Trust listed above (each, an “Acquired Trust” and together, the “Acquired Trusts”). Each Acquiring Fund is a series of the Acquiring Trust listed above (each, an “Acquiring Trust” and together, the “Acquiring Trusts”).
What are shareholders being asked to approve?
The shareholders of each Acquired Fund are being asked to vote to approve the Plan between the Acquired Fund and its corresponding Acquiring Fund.
Why are the Reorganizations being proposed?

REASONS FOR AND BENEFITS OF THE REORGANIZATIONS
The Board of each Acquiring Trust and Acquired Trust, on behalf of the respective fund, has determined that each Reorganization is in the best interests of the respective fund and its shareholders. The Board of each Acquired Trust and Acquiring Trust, on behalf of its respective fund, has also determined that the interests of the existing shareholders of such fund will not be diluted as a result of the applicable Reorganization, based upon information provided to the Board.
In making these determinations, the Board of each fund noted the recommendation of Delaware Management Company (“DMC”), the funds’ investment manager, and considered the following, among other factors:
1.   Each Acquiring Fund and its corresponding Acquired Fund share similar or identical investment objectives, similar principal investment strategies and principal risks and materially similar fundamental investment restrictions with the exception of several Funds.
(for item 1., see complete discussion of the board’s reasons for the reorganizations on pages 5-6 of fact sheet)
2.   Each Acquiring Fund and its corresponding Acquired Fund, have a high degree of portfolio holding overlap, which is anticipated to mitigate transaction costs in connection with each Reorganization, with the exception of the Reorganization of Delaware Ivy Government Securities Fund into Delaware Limited-Term Diversified Income Fund.
3.   Each Acquiring Fund and its corresponding Acquired Fund have the same portfolio management team at the time of the Board meeting, with the exception of the Reorganization of Delaware Ivy Government Securities Fund into Delaware Limited-Term Diversified Income Fund.
4.    While some classes of certain Acquiring Funds will experience a higher gross expense ratio following the applicable Reorganization, each Acquiring Fund’s overall net expense ratio is expected to be equal to or lower than the corresponding Acquired Fund’s net expense ratio following the Reorganizations, after taking into account applicable expense limitation arrangements.
5.    Each Acquiring Fund’s expense limitation agreements will remain in place for a minimum of twelve months following the applicable Reorganization.
6.    The assets under management of each Fund (e.g., smaller funds going into larger funds) and DMC’s view on ability to garner additional assets of each Fund outside of the Reorganizations.
7.    Each Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and may help the Acquiring Funds reach and/or get closer (as applicable) to breakpoints in the management fee schedules, which will or may (as applicable) allow them to benefit from lower management fees in the future.

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8.    Potential increased distribution opportunities due to the increased sizes of the combined Acquiring Funds.
9.    Potential increased distribution opportunities due to the reduced number of substantially similar funds should benefit distribution efforts.
10.  The performance of the Acquiring Funds across various periods is generally favorable as compared to the corresponding Acquired Funds in most cases.
(for item 10., see complete discussion of the board’s reasons for the reorganizations on page 6 of fact sheet)
11.  The Reorganizations will be effected on the basis of each Fund’s net asset value (“NAV”) per share and will not result in the dilution of the interests of shareholders of any Fund.
12.  The total costs of each Reorganization will be split as follows: two thirds paid by the Acquiring Funds and Acquired Funds together, with individual Fund contributions to be assessed based on proportional assets, to ensure that smaller funds are not disadvantaged, and one third by DMC.
13.  Each Reorganization will be effected on a tax-free basis.
14.  Potential other benefits described by DMC to the Boards (including, but not limited to, executing on management’s business strategy for the Fund complex, reducing competition between duplicative fund offerings, optimizing the complex’s product suite and focusing distribution efforts).

What will happen if shareholders approve the Plan?
If approved by Acquired Fund shareholders, each Reorganization will result in Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to the shares of the Acquired Fund(s).
•
In particular, shareholders of each Acquired Fund will receive the equivalent aggregate NAV of the Class A, Class C, Class R, Institutional Class, Class I, Class Y or Class R6 shares, as applicable, of the corresponding Acquiring Fund.

o	Holders of Class Y of each Acquired Fund will receive shares of equal aggregate NAV of Class A of the corresponding Acquiring Fund if such Acquiring Fund does not offer Class Y shares.
o
Additionally, pursuant to the Plan, holders of Institutional Class shares of each Acquired Fund will receive shares of equal aggregate NAV of Class I of the corresponding Acquiring Fund if such Acquiring Fund does not offer Institutional Class shares.

o
Holders of Class I of each Acquired Fund will receive shares of equal aggregate NAV of Institutional Class shares of the corresponding Acquiring Fund if such Acquiring Fund does not offer Class I shares.

see also table of acquired funds/classes – acquiring funds/classes on pages 10-12 of fact sheet)
How do the investment objectives, principal investment strategies and principal risks of the Acquired Funds compare against those of the Acquiring Funds?
The investment objectives, strategies, and risks of each Acquired Fund are similar, but also differ in certain respects, from those of the corresponding Acquiring Fund.
Will shareholders have to pay any sales load or commission in connection with the Reorganizations?
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Shareholders of the Acquired Funds will not be assessed any sales charges for the exchange of their shares Class A, Class C, Institutional Class, Class I, Class R, Class R6, or Class Y shares of the Acquiring Funds.
How will the Reorganizations affect Fund fees and expenses?
management fee rate
With respect to the:
•	Delaware Ivy Government Securities Fund,
the Acquiring Fund’s management fee rate is the same as the Acquired Fund’s management fee rate at current asset levels.
With respect to the:
•	Delaware Tax-Free Minnesota Intermediate Fund,
the Acquiring Fund’s management fee schedule is higher than the Acquired Fund’s management fee schedule at certain breakpoint levels.
With respect to the:
•	Delaware Mid Cap Growth Equity Fund,
•	Delaware Small Cap Growth Fund,
•	Delaware High-Yield Opportunities Fund,
•	Delaware Global Equity Fund,
•	Delaware Global Equity Fund II,
•	Delaware International Equity Fund and
•	Delaware International Equity Fund II,
the corresponding Acquiring Fund’s management fee rate as of the Funds’ most recent fiscal year end is higher than the Acquired Fund’s management fee rate (after waiver).
Each Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and may help the Acquiring Funds reach and/or get closer (as applicable) to breakpoints in the management fee schedules, which will or may (as applicable) allow them to benefit from lower management fees in the future.
net expense ratio
The net expense ratio of each Acquiring Fund is expected to be equal to or lower than the net expense ratio of the corresponding Acquired Fund following the applicable Reorganization taking into account applicable expense limitation agreements that will remain in place for one year following the Reorganization.
What is the anticipated timing of the Reorganizations?
The Meeting is scheduled to occur on March 25, 2024. If the necessary shareholder approval is obtained for a Reorganization, the Reorganization is expected to be completed on or around April 26, 2024 (“Closing Date”).
Is each Reorganization expected to be taxable to Fund shareholders?
Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.
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What happens if a Reorganization is not approved?
Each Reorganization constitutes a separate reorganization, and no Reorganization is contingent upon the approval of any other Reorganization.
•
If a Reorganization is not approved by the applicable Acquired Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate.

•	The Acquired Fund’s Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation of the Acquired Fund.
•
The Delaware High-Yield Opportunities Fund Reorganization is not contingent on the consummation of the Delaware Ivy High Yield Reorganization (i.e., the Delaware High-Yield Opportunities Fund Reorganization, if approved by shareholders, may still proceed if the Delaware Ivy High Yield Reorganization is not consummated for any reason).

Who will pay for the costs of each Reorganization?
The total costs of each Reorganization will be split as follows: two thirds paid by the Acquiring Funds and Acquired Funds together, with individual fund contributions to be assessed based on proportional assets, and one third by DMC.
THE BOARDS OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

COMPLETE DISCUSSION OF THE BOARD’S REASONS FOR THE REORGANIZATIONS
Why are the Reorganizations being proposed?
The Board of each Acquiring Trust and Acquired Trust, on behalf of its respective fund, has determined that each Reorganization is in the best interests of the respective fund and its shareholders. The Board of each Acquired Trust and Acquiring Trust, on behalf of its respective fund, has also determined that the interests of the existing shareholders of such fund will not be diluted as a result of the applicable Reorganization, based upon information provided to the Board.
In making these determinations, the Board of each fund noted the recommendation of DMC and considered the following, among other factors:
1.
Each Acquiring Fund and its corresponding Acquired Fund share similar or identical investment objectives, similar principal investment strategies and principal risks, and materially similar fundamental investment restrictions, with the exception of (a) the Reorganizations of Delaware Ivy Accumulative Fund and Delaware Select Growth Fund each into Delaware Ivy Large Cap Growth Fund, where each Acquired Fund is classified as “diversified” and the Acquiring Fund is classified as “non-diversified”; (b) the Reorganization of Delaware Global Equity Fund into Delaware Ivy Global Growth Fund, where the Acquired Fund may concentrate its investments in the consumer staples sector and the Acquiring Fund may not concentrate its investments in any sector; (c) the Reorganization of Delaware Global Equity Fund II into Delaware Ivy Global Growth Fund, where the Acquired Fund is classified as “non-diversified” and may concentrate its investments in the consumer staples sector and the Acquiring Fund is classified as “diversified” and may not concentrate its investments in any sector; and (d) the Reorganization of Delaware International Equity Fund and Delaware International Equity Fund II into Delaware Ivy International Core Equity Fund, where each Acquired Fund is classified as “non-diversified” and

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may concentrate its investments in the consumer staples sector and the Acquiring Fund is classified as “diversified” and may not concentrate its investments in any sector.

10.
The performance of the Acquiring Funds across various periods is generally favorable as compared to the corresponding Acquired Funds in most cases, with the exception of (a) the Reorganization of Delaware Ivy Core Bond Fund into Delaware Diversified Income Fund where the 10-year performance of Delaware Ivy Core Bund Fund is more favorable; (b) the Reorganization of Delaware High-Yield Opportunities Fund into Delaware Ivy High Income Fund where the 5-year performance of Delaware High-Yield Opportunities Fund is more favorable; (c) the Reorganization of Delaware Small Cap Growth Fund into Delaware Ivy Small Cap Growth Fund where the 1- and 5-year performance of Delaware Small Cap Growth Fund is more favorable; (d) the Reorganization of Delaware Ivy Value Fund into Delaware Value Fund where the 1-, 5-, and 10-year performance of Delaware Ivy Value Fund is more favorable; and (d) the Reorganization of Delaware Tax-Free Minnesota Intermediate Fund into Delaware Tax-Free Minnesota Fund where the 1-year performance of Delaware Tax-Free Minnesota Intermediate Fund is more favorable.

VOTING METHODS

PHONE:
To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

SPECIAL MEETING DATE AND TIMES
MARCH 25, 2024
GROUP B	GROUP C	GROUP D
12:00 PM (ET)	12:30 PM (ET)	1:00 PM (ET)

INFORMATION ABOUT PARTICIPATING IN THE VIRTUAL MEETING
The Meeting will be conducted exclusively via live webcast. Any shareholder wishing to participate in the Meeting virtually can do so. If you have any questions prior to the Meeting, please call EQ Fund Solutions (“EQ”) at 1-800-893-5865.
REGISTERED
•
If you were a record holder of the Acquired Fund shares as of the Record Date, please send an email to the Acquired Fund’s proxy solicitor, EQ Fund Solutions, at attendameeting@equiniti.com no later than 3:00 pm ET on March 22, 2024 to register.

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•	Please include the Acquired Fund’s name(s) in the subject line and provide your name and address in the body of the email.
•	EQ will then email you the credentials to the live webcast and instructions for voting during the Meeting.
BENEFICIAL
•
If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 3:00 pm ET on March 22, 2024 to register.

•	Please include the Acquired Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary.
•
Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund’s name(s), the number of Acquired Fund shares you held and your name and email address.

o	You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line.
o
EQ will then provide you with the credentials for the live webcast and instructions for voting during the Meeting. The live webcast credentials will only be active for the date and time of the Meeting.

The Proxy Statement/Prospectus is available online at:
https://vote.proxyonline.com/delaware/docs/proxy2024.pdf          (Group B)
https://vote.proxyonline.com/delaware/docs/ivy2024.pdf               (Group C)
https://vote.proxyonline.com/delaware/docs/TFMinn2024.pdf      (Group D)
EQ Fund Solutions is identified in the Proxy Statement/Prospectus as the proxy solicitor for the Acquired Funds.
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ACQUIRED FUND NAME	CLASS	TICKER	CUSIP
Delaware Global Equity Fund	A	FIISX	24611D706
Delaware Global Equity Fund	Institutional	FIITX	24611D805
Delaware Global Equity Fund	R6	FIIUX	24611D888
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	A	IBIAX	465899631
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	C	IBICX	465899615
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	I	IBIIX	465899599
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	R	IYGEX	465899458
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	R6	IICNX	46600A864
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)	Y	IBIYX	465899581
Delaware High-Yield Opportunities Fund	A	DHOAX	245908876
Delaware High-Yield Opportunities Fund	C	DHOCX	245908850
Delaware High-Yield Opportunities Fund	Institutional	DHOIX	245908843
Delaware High-Yield Opportunities Fund	R	DHIRX	245908736
Delaware High-Yield Opportunities Fund	R6	DHIZX	24610J209
Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)	A	DEGIX	245914106
Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)	C	DEGCX	245914858
Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)	Institutional	DEQIX	245914403
Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)	R	DIVRX	245914577
Delaware International Equity Fund (formerly, Delaware International Value Equity Fund)	R6	DEQRX	245914478
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	A	ICDAX	465898880
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	C	ICDCX	465898781
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	I	ICVIX	465898112
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	R	IYCUX	465899474
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	R6	ICNGX	46600A500
Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund)	Y	ICDYX	465897148
Delaware Ivy Accumulative Fund	A	IATAX	46600G879
Delaware Ivy Accumulative Fund	C	IATCX	46600G853
Delaware Ivy Accumulative Fund	I	IATIX	46600G838

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ACQUIRED FUND NAME	CLASS	TICKER	CUSIP
Delaware Ivy Core Bond Fund	A	IBOAX	465898344
Delaware Ivy Core Bond Fund	C	IBOCX	465898328
Delaware Ivy Core Bond Fund	I	IVBIX	465897775
Delaware Ivy Core Bond Fund	R	IYBDX	465899524
Delaware Ivy Core Bond Fund	R6	IBNDX	46600A302
Delaware Ivy Core Bond Fund	Y	IBOYX	465898575
Delaware Ivy Government Securities Fund	A	IGJAX	46600B227
Delaware Ivy Government Securities Fund	C	IGJCX	46600B193
Delaware Ivy Government Securities Fund	I	IGJIX	46600B177
Delaware Ivy Government Securities Fund	R6	IGJNX	46600B169
Delaware Ivy Value Fund	A	IYVAX	465898385
Delaware Ivy Value Fund	C	IYVCX	465898369
Delaware Ivy Value Fund	I	IYAIX	465899789
Delaware Ivy Value Fund	R	IYVLX	465899532
Delaware Ivy Value Fund	R6	IVALX	46600A716
Delaware Ivy Value Fund	Y	IYVYX	465898351
Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)	A	DFCIX	245906102
Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)	C	DEEVX	245906409
Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)	Institutional	DFDIX	245906201
Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)	R	DFRIX	245906508
Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)	R6	DFZRX	24610A505
Delaware Select Growth Fund	A	DVEAX	928931104
Delaware Select Growth Fund	C	DVECX	928931203
Delaware Select Growth Fund	Institutional	VAGGX	928931757
Delaware Select Growth Fund	R	DFSRX	928931740
Delaware Small Cap Growth Fund	A	DSGDX	24610A604
Delaware Small Cap Growth Fund	C	DSGEX	24610A703
Delaware Small Cap Growth Fund	Institutional	DSGGX	24610A802
Delaware Small Cap Growth Fund	R	DSGFX	24610A885
Delaware Tax-Free Minnesota Intermediate Fund	A	DXCCX	928930106
Delaware Tax-Free Minnesota Intermediate Fund	C	DVSCX	928930205
Delaware Tax-Free Minnesota Intermediate Fund	Institutional	DMIIX	92910U109

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ACQUIRED FUNDS/CLASSES - ACQUIRING FUNDS/CLASSES
What should shareholders know about shares of the Acquired Fund and Acquiring Fund?
Upon the Closing of the Reorganizations, Acquired Fund shares will merge with and into Acquiring Fund shares as follows:

Acquired Funds/Classes*	Acquiring Funds/Classes*
Delaware Ivy Accumulative Fund ($621.3), a series of Ivy Funds	Delaware Ivy Large Cap Growth Fund ($6,109.6), a series of Ivy Funds[1]
Class A	Class A
Class C	Class C
Class I	Class I
Delaware Select Growth Fund ($201.4), a series of Voyageur Mutual Funds III	Delaware Ivy Large Cap Growth Fund ($6,109.6), a series of Ivy Funds[2]
Class A	Class A
Class C	Class C
Institutional Class	Class I
Class R	Class R
Delaware Mid Cap Growth Equity Fund ($1,287.3), a series of Delaware Group Equity Funds IV	Delaware Ivy Mid Cap Growth Fund ($5,570.2), a series of Ivy Funds[3]
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Class I
Class R6	Class R6
Delaware Small Cap Growth Fund ($123.2), a series of Delaware Group Equity Funds IV	Delaware Ivy Small Cap Growth Fund ($1,303.0), a series of Ivy Funds[4]
Class A	Class A
Class C	Class C
Institutional Class	Class I
Class R	Class R
Delaware Ivy Core Bond Fund ($377.0), a series of Ivy Funds	Delaware Diversified Income Fund ($2,770.3), a series of Delaware Group Adviser Funds
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class R	Class R
Class R6	Class R6
Class Y	Class A
Delaware High-Yield Opportunities Fund ($463.8), a series of Delaware Group Income Funds	Delaware Ivy High Income Fund ($2,337.6), a series of Ivy Funds[5]
Class A	Class A
Class C	Class C

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Acquired Funds/Classes*	Acquiring Funds/Classes*
Institutional Class	Class I
Class R	Class R
Class R6	Class R6
Delaware Ivy Value Fund ($519.8), a series of Ivy Funds	Delaware Value Fund ($4,576.0), a series of Delaware Group Equity Funds II
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class R	Class R
Class R6	Class R6
Class Y	Class A
Delaware Global Equity Fund ($179.7), a series of Delaware Group Equity Funds IV	Delaware Ivy Global Growth Fund ($493.3), a series of Ivy Funds[6]
Class A	Class A
Institutional Class	Class I
Class R6	Class R6
Delaware Global Equity Fund II ($263.6), a series of Ivy Funds	Delaware Ivy Global Growth Fund ($493.3), a series of Ivy Funds
Class A	Class A
Class C	Class C
Class I	Class I
Class R	Class R
Class R6	Class R6
Class Y	Class Y
Delaware International Equity Fund ($265.0), a series of Delaware Group Global & International Funds	Delaware Ivy International Core Equity Fund ($1,300.5), a series of Ivy Funds[7]
Class A	Class A
Class C	Class C
Institutional Class	Class I
Class R	Class R
Class R6	Class R6
Delaware International Equity Fund II ($97.6), a series of Ivy Funds	Delaware Ivy International Core Equity Fund ($1,300.5), a series of Ivy Funds
Class A	Class A
Class C	Class C
Class I	Class I
Class R	Class R
Class R6	Class R6
Class Y	Class Y
* Assets under management (“AUM”) as of November 30, 2023 in $ millions.

[1]	Delaware Ivy Large Cap Growth Fund also offers Class R, Class R6 and Class Y shares, which are not involved in this Reorganization.
[2]	Delaware Ivy Large Cap Growth Fund also offers Class R6 and Class Y shares, which are not involved in this Reorganization.
[3]	Delaware Ivy Mid Cap Growth Fund also offers Class Y shares, which are not involved in this Reorganization.
[4]	Delaware Ivy Small Cap Growth Fund also offers Class R6 and Class Y shares, which are not involved in this Reorganization.

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[5]	Delaware Ivy High Income Fund also offers Class Y shares, which are not involved in this Reorganization.
[6]	Delaware Ivy Global Growth Fund also offers Class C, Class R and Class Y shares, which are not involved in this Reorganization.
[7]	Delaware Ivy International Core Equity Fund also offers Class Y shares, which are not involved in this Reorganization.

Acquired Fund/Classes*	Acquiring Fund/Classes*
Delaware Ivy Government Securities Fund ($139.9), a series of Ivy Funds	Delaware Limited-Term Diversified Income Fund ($791.0), a series of Delaware Group Limited-Term Government Funds[1]
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class R6	Class R6

Delaware Tax-Free Minnesota Intermediate Fund ($60.1), a series of Voyageur Intermediate Tax-Free Funds	Delaware Tax-Free Minnesota Fund ($481.5), a series of Voyageur Tax-Free Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class

* Assets under management (“AUM”) as of November 30, 2023 in $ millions.

[1]	The Fund also offers Class R shares, which are not involved in the Reorganization.

MACQUARIE BRAND CHANGES
Why is Macquarie making brand changes?
At Macquarie Asset Management (MAM), the commitment to the success of US financial advisors and their clients has always been a key focus of the firm.
For the US wealth audience, MAM’s current brand model is complicated with four brands, making it difficult for clients, advisors, and staff to understand who they are and what they offer. It is more important than ever to create a compelling brand experience that underscores the strength of their global investment capabilities, platform expertise, and their unwavering focus on delivering superior results over the long term. By leveraging the strength of Macquarie’s global brand and reputation, Macquarie has an opportunity to create a simplified, consistent, and compelling brand value proposition, eliminating confusion for institutions, financial advisors, and their clients.
What products are impacted by the rebrand?
Over time, the Macquarie name will be leveraged across the Delaware Funds family of funds (starting with its variable insurance product (VIP) funds), Separately Managed Accounts, and certain legacy Central Park Group (CPG) offerings.
Specific to the VIP fund name changes, Macquarie intends to add the word “Series” to the end of the legacy Ivy VIP funds names as well to be consistent with legacy Delaware VIP fund names. It’s important to note that nothing is changing at this time and the transition will occur gradually over the next 12-18 months, aligning with planned updates to the product line.
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When is the brand transition happening?
To help mitigate operational risk and leverage the efficiencies of a more streamlined product lineup, the Delaware Funds mutual fund names will not be rebranded until the end of the calendar year 2024. The Delaware Funds VIP funds will be rebranded by early May 2024, after the related product updates are complete.
Are there any changes to investment teams or investment team names as a result of the brand changes?
No there are no changes to investment teams or investment team names at this time as a result of the brand changes.
Will this impact existing CUSIPs or Ticker symbols?
No. All CUSIPs and Tickers for US mutual funds will remain the same.

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Delaware Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)
I am calling on a recorded line regarding your current investment with the Delaware Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on March 25, 2024.
Have you received the information?
(Pause for response)
If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?
(Pause For Response)
(Review Voting Options with Shareholder If Necessary)
If we identify any additional accounts you own with the Delaware Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).
For confirmation purposes:
•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)
Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions, please call the toll-free number listed on the confirmation.  [NAME OF SHAREHOLDER] ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-27-2024

Delaware Funds
Answering Machine Script

Hello.

I am calling regarding your investment with the Delaware Funds.

The Special Meeting of Shareholders is scheduled to take place on March 25, 2024.  All shareholders are being asked to consider and vote on an important matter.  As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-893-5865 toll-free Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.